As filed with the Securities and Exchange Commission on August 4, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ROYCE FOCUS TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE FOCUS TRUST, INC.

745 Fifth Avenue
New York, New York 10151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 24, 2014

To the Stockholders of:

ROYCE FOCUS TRUST, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE FOCUS TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151 on Wednesday, September 24, 2014, at 2:00 p.m. (Eastern Time), for the following purposes:

1.	To elect two Directors to the Fund’s Board of Directors.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on July 18, 2014 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen
Secretary

August 4, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 2014

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR
THE FUND ARE AVAILABLE AT WWW.PROXYVOTE.COM

PROXY STATEMENT

ROYCE FOCUS TRUST, INC.
745 Fifth Avenue
New York, New York 10151

ANNUAL MEETING OF STOCKHOLDERS
September 24, 2014

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of the Fund (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Focus Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 745 Fifth Avenue, New York, New York 10151, on Wednesday, September 24, 2014, at 2:00 p.m. (Eastern Time) and at any postponements or adjournments thereof. The approximate mailing date of this Proxy Statement is August 8, 2014.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares of common stock (“Common Stock”). Some officers and employees of the Fund and/or Royce & Associates, LLC (“R&A” or “Royce”), the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors’ and Judges’ Oath.

The Board has set the close of business on July 18, 2014 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, there were 22,357,228 shares of Common Stock outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock as of the Record Date:

Amount and
Name and Address of Owner	Nature of Ownership	Percent

Charles M. Royce	1,454,472 shares—	6.51%
c/o Royce & Associates, LLC	Beneficial (sole
745 Fifth Avenue	voting and
New York, NY 10151	investment power)

W. Whitney George	4,824,265 shares—	21.58%
c/o Royce & Associates, LLC	Beneficial* (sole
745 Fifth Avenue	voting and
New York, NY 10151	investment power)

Cede & Co.**	21,688,768 shares—	97.01%
Depository Trust Company	Record**
P.O. Box #20
Bowling Green Station
New York, NY 10028

*
Includes 1,096,446 shares of Common Stock held by W. Whitney George Family Foundation, a charitable foundation established by Mr. George and members of his family. Also includes 143,991 shares of Common Stock held in The Mallory Descendant’s Trust U/T/A DTD 12/13/2013 (the “Mallory Trust”). Mr. George serves as trustee of the Mallory Trust and, in such capacity, has investment and voting discretion over shares held by the Mallory Trust. Mr. George’s spouse has a pecuniary interest in the Mallory Trust. Also includes 75,707 shares of Common Stock held in The TDM & BBM Trust U/T/A DTD 3/25/2013 (the “TDM & BBM Trust”). Mr. George serves as trustee of the TDM & BBM Trust and, in such capacity, has investment and voting discretion over shares held by the TDM & BBM Trust.

**	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

The Board knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, two members of the Board will be elected. The Board has eight Directors. The eight Directors are currently divided into three classes, each class having a term of office of three years. The term of office of one class expires each year. Each of Patricia W. Chadwick and Richard M. Galkin currently serves as a Class III director and has been nominated by the Board to serve as a Class III director for a three-year term to expire at the Fund’s 2017 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The classes of Directors and their respective terms are indicated below.

CLASS III DIRECTORS TO SERVE UNTIL 2017 ANNUAL MEETING OF STOCKHOLDERS
Patricia W. Chadwick
Richard M. Galkin

CLASS II DIRECTORS SERVING UNTIL 2016 ANNUAL MEETING OF STOCKHOLDERS
W. Whitney George
Arthur S. Mehlman
Stephen L. Isaacs

CLASS I DIRECTORS SERVING UNTIL 2015 ANNUAL MEETING OF STOCKHOLDERS
Charles M. Royce
G. Peter O’Brien
David L. Meister

Each of the two Director nominees has agreed to serve if elected, and the Fund’s management has no reason to believe that either of them will be unavailable for service as a Director. However, if either of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Certain biographical and other information concerning Charles M. Royce and W. Whitney George, each of whom is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including their current designated classes, is set forth below.

					Number of
					Portfolios	Other
Name, Address* and		Positions	Length	Current	in Fund	Public
Principal Occupations		With	of Time	Term	Complex	Company
During Past Five Years	Age	the Fund	Served	Expires	Overseen	Directorships

Charles M. Royce** Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“R&A”), investment adviser to the Fund. President and Member of Board of Directors/Trustees of the Fund, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Value Trust, Inc. (“RVT”), Royce Global Value Trust, Inc. (“RGT”), The Royce Fund (“TRF”), and Royce Capital Fund (“RCF”) (the Fund, RMT, RVT, RGT, TRF, and RCF collectively, “The Royce Funds”).	74	Class I Director and President†	1986	2015	34	TICC Capital Corp.

W. Whitney George** Managing Director and Vice President of R&A, having been employed by R&A since October 1991. Vice President and Member of Board of Directors/Trustees of The Royce Funds.	56	Class II Director and Vice President‡	2013	2016	34	None

*	The address of Messrs. Royce and George is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	“Interested person,” as defined in the Investment Company Act, of the Fund.
†	Each of Mr. Royce and Mr. George was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Interested Persons

Messrs. Royce and George are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and their stock ownership in Legg Mason, Inc. (“Legg Mason”). There are no family relationships between any of the Fund’s Directors and officers.

Certain biographical and other information concerning the existing Directors, including the two Director nominees, who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their current designated classes, if any, is set forth below.

					Number of
					Portfolios	Other
Name, Address* and		Positions	Length	Current	in Fund	Public
Principal Occupations		With	of Time	Term	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	Overseen	Directorships

Patricia W. Chadwick Consultant and President of Ravengate Partners LLC (since 2000).	65	Class III Director	2010	2014	34	Wisconsin Energy Corp. and ING Mutual Funds

Richard M. Galkin Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	76	Class III Director	1986	2014	34	None

					Number of
					Portfolios	Other
Name, Address* and		Positions	Length	Current	in Fund	Public
Principal Occupations		With	of Time	Term	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	Overseen	Directorships

Stephen L. Isaacs Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (1996 to 2012); and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	74	Class II Director	1986	2016	34	None

Arthur S. Mehlman Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit)(from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	72	Class II Director	2004	2016	52 (Director/ Trustee of all Royce Funds consisting of 34 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 18 portfolios)	None

					Number of
					Portfolios	Other
Name, Address* and		Positions	Length	Current	in Fund	Public
Principal Occupations		With	of Time	Term	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	Overseen	Directorships

David L. Meister Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	74	Class I Director	1986	2015	34	None

G. Peter O’Brien Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	69	Class I Director	2001	2015	52 (Director/ Trustee of all Royce Funds consisting of 34 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 18 portfolios)	TICC Capital Corp.

*	The address of each of Ms. Chadwick and Messrs. Galkin, Isaacs, Mehlman, Meister, and O’Brien’s is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**
Each of the Directors, including the two Director nominees, is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Each of Ms. Chadwick and Messrs. Galkin, Isaacs, Mehlman, Meister and O’Brien is a member of the Audit Committee of the Board and the Nominating Committee of the Board.

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

•
Charles M. Royce - In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Royce currently serves as the Chief Executive Officer and Chairman of the Board of Managers of R&A, having an executive officer at R&A since 1972. Mr. Royce has over 40 years of investment and business experience.

•
W. Whitney George - In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. George currently serves as Managing Director and Vice President of Royce, having been employed by Royce since 1991. Mr. George has over 30 years of investment business experience.

•
Patricia W. Chadwick - In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the boards of two public companies.

•
Richard M. Galkin - In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Galkin serves as co-Chairman of the Board’s Nominating Committee. Mr. Galkin also served as Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Board and the Fund’s independent registered public accountants. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•
Stephen L. Isaacs - In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•
Arthur S. Mehlman - In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Fund’s independent registered public accountants, and is designated as an Audit

Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

•
David L. Meister - In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•
G. Peter O’Brien - In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with R&A, and also may benefit from information provided by R&A’s internal counsel; both Board and R&A’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure
The Investment Company Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the Investment Company Act) of the Fund and as such are not affiliated with R&A (“Independent Directors”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Board’s Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee Report
The Board has a standing Audit Committee (the “Audit Committee”), which consists of the Independent Directors who also are “independent” as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman have been designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission (“SEC”) regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board has adopted an Audit Committee charter for the Fund which is attached to this Proxy Statement as Exhibit A.

The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait,

Weller & Baker (“TW&B”), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining their independence.

At its meetings held on February 14, 2014 and February 26-27, 2014, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2013 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2013 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2013 Annual Report to Stockholders.

Nominating Committee
The Board has a Nominating Committee (the “Nominating Committee”) composed of the six Independent Directors, namely Ms. Chadwick and Messrs. Galkin, Isaacs, Mehlman, Meister and O’Brien. Messrs. Galkin and O’Brien serve as co-Chairmen of the Nominating Committee. The Board has adopted a Nominating Committee Charter which is attached to this Proxy Statement as Exhibit B.

The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 745 Fifth Avenue, New York, New York 10151.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Board’s Oversight Role in Management
The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily R&A and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and R&A’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the six Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of R&A or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to R&A and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings
During the year ended December 31, 2013, the Board held six meetings, the Audit Committee held two meetings, and the Nominating Committee did not hold any meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee held during that year.

Compensation of Directors
For the year ended December 31, 2013, each Independent Director received a base fee of $6,500 per year, plus $300 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2013 in addition to or in lieu of this standard arrangement. Effective January 1, 2014, each Independent Director receives a base fee of $7,200 per year, plus $300 for each in-person meeting of the Board attended.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2013.

		Pension or			Total
		Retirement		Total	Compensation
		Benefits	Estimated	Compensation	From the
	Aggregate	Accrued	Annual	From The	Fund and
	Compensation	as Part	Benefits	Royce Funds	Fund Complex
	From the	of Fund	upon	Paid to	Paid to
Name	Fund	Expenses	Retirement	Directors	Directors*
Patricia W. Chadwick,
Director	$8,000	None	None	$250,710	$250,710
Richard M. Galkin,
Director	$8,000	None	None	$250,710	$250,710
Stephen L. Isaacs,
Director	$8,000	None	None	$250,710	$250,710
Arthur S. Mehlman,
Director	$8,000	None	None	$250,710	$391,960
David L. Meister,
Director	$8,000	None	None	$250,710	$250,710
G. Peter O’Brien,
Director	$8,000	None	None	$250,710	$381,960

*
Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2013 from the Fund Complex. The Fund Complex currently includes the 34 portfolios of The Royce Funds and the 18 portfolios of the Legg Mason Family of Funds.

Officers of the Fund
Officers of the Fund are elected each year by the Board. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since
Charles M. Royce	74	President	1986
Chief Executive Officer and
Chairman of Board of Managers of R&A.

John D. Diederich	63	Vice	1997
Chief Operating Officer, Managing		President
Director and Member of the Board of		and
Managers of R&A; Chief Financial		Treasurer
Officer of R&A; Director of
Administration of The Royce Funds;
and President of Royce Fund
Services, Inc. (“RFS”), having been
employed by R&A since April 1993.

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since
Jack E. Fockler, Jr.	55	Vice	1995
Managing Director and Vice		President
President of R&A; Vice President of
RFS, having been employed by R&A
since October 1989.

W. Whitney George	56	Vice	1995
Managing Director and Vice		President
President of R&A, having been
employed by R&A since October 1991.

Daniel A. O’Byrne	52	Vice	1994
Principal and Vice President of R&A,		President
having been employed by R&A since
October 1986.

John E. Denneen	47	Secretary and	1996 to 2001
General Counsel, Principal, Chief		Chief Legal	and
Legal and Compliance Officer and		Officer	since 2002
Secretary of R&A; Secretary and
Chief Legal Officer of The Royce
Funds.

Lisa Curcio	54	Chief Compliance	2004
Chief Compliance Officer of The		Officer
Royce Funds (since October 2004);
and Compliance Officer of R&A
(since June 2004).

*	The address of each officer of the Fund is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Fund is elected by, and serves at the pleasure of, the Board.

Stockholder Communications
Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 745 Fifth Avenue, New York, New York 10151). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings
The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund’s Independent Directors attended the 2013 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership
Information relating to each Director’s ownership of shares of Common Stock as of July 18, 2014 and of shares of The Royce Funds overseen by each Director is set forth below:

Aggregate Dollar Range of
Securities in all Royce Funds
	Aggregate Dollar Range	overseen by each Director
Name	of Equity in the Fund	in the Royce Family of Funds
Interested Director:
Charles M. Royce	Over $100,000	Over $100,000
W. Whitney George	Over $100,000	Over $100,000

Non-Interested Directors:
Patricia W. Chadwick	None	Over $100,000
Richard M. Galkin	None	Over $100,000
Stephen L. Isaacs	None	Over $100,000
Arthur S. Mehlman	$10,001 - $50,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001 - $50,000	Over $100,000

Information regarding ownership of shares of Common Stock by the Fund’s Directors and officers as of the Record Date is set forth below:

	Amount of Beneficial
Name and Address*	Ownership of	Percent of Shares
of Owner	Shares of Common Stock	Outstanding
Interested Directors:
Charles M. Royce	1,454,472	6.51%
W. Whitney George	4,824,265	21.58%

Non-Interested Directors:
Patricia W. Chadwick	None	0.00%
Richard M. Galkin	None	0.00%
Stephen L. Isaacs	None	0.00%
Arthur S. Mehlman	5,142	0.02%
David L. Meister	None	0.00%
G. Peter O’Brien	5,468	0.02%

Interested Officers**:
John D. Diederich	None	0.00%
Jack E. Fockler, Jr.	280,396	1.25%
Daniel A. O’Byrne	5,808	0.03%
John E. Denneen	22,030	0.10%
Lisa Curcio	None	0.00%

*	The address of each Director and each officer is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Does not include beneficial ownership information with respect to Messrs. Royce and George, which information is set forth immediately above under “Interested Directors.”

Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. Mr. George has voting power and investment power as to the shares beneficially owned by him. As of the Record Date, the Fund’s Directors and officers as a group (13 persons) beneficially owned 6,597,581 shares of Common Stock, constituting approximately 29.51% of its outstanding shares.

As of July 18, 2014, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

Vote Required
A quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote FOR all Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees
The aggregate fees paid to TW&B in connection with the annual audit of the Fund’s financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $28,000 and $29,000, respectively, including out-of-pocket expenses.

Audit Related Fees
No fees were paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for each of the fiscal years ended December 31, 2012 and December 31, 2013.

Tax Fees
The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $7,000 and $7,100, respectively.

All Other Fees
There were no other fees billed for non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2012 and December 31, 2013 were $7,000 and $7,100, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2013. No representatives of TW&B are expected to be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the December meeting of the Audit Committee, the independent auditors of the Fund will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to preapproved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December meeting of the Audit Committee will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Postponement or Adjournment of Meeting; Other Matters
In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such postponement or adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be postponed or adjourned, as applicable. The persons named as proxies will vote in favor of such postponement or adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such postponement or adjournment those proxies required to be voted against the Proposal.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser
R&A’s principal office is located at 745 Fifth Avenue, New York, New York 10151.

Annual Report Delivery
The Fund’s Annual Report to Stockholders for the year ended December 31, 2013 was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six months ended June 30, 2014 will be mailed to stockholders in late August 2014. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August, upon request, without charge, by writing to the Fund at 745 Fifth Avenue, New York, New York 10151 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.roycefunds.com.

Stockholder Proposals
Proposals of stockholders intended to be presented at the Fund’s 2015 Annual Meeting of Stockholders must be received by the Fund by April 8, 2015 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2015 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 8, 2015 and May 8, 2015. Written proposals should be sent to the Secretary of the Fund, 745 Fifth Avenue, New York, New York 10151.

Proxy Delivery
If you and another stockholder share the same address, the Fund may only send one proxy statement unless you or the other stockholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary

Dated: August 4, 2014

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)
shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)
at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and, with respect to the closed-end funds only, the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address. Multiple boards in the same fund complex are considered one board for this determination.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

	(1)	assisting Board oversight of the

		(a)	integrity of the Fund’s financial statements;

		(b)	independent accountants’ qualifications and independence; and

	(c)	performance of the Fund’s independent accountants; and

(2)
preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)
the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)
to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)
to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)
if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)
to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)
to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)
to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)
to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)
to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)
to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)
to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)
at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants);

(n)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii)

the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(q)
with respect to closed-end funds only, to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(r)
to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit

Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.	Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated:	April 11, 2000, as amended through December 12, 2013

APPENDIX A

Royce Capital Fund
Royce Focus Trust, Inc.
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.
The Royce Fund

EXHIBIT B

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES FOR
THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•
the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board;

•	the character and integrity of the person;

•
whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•
whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 10, 2004
Revised through February 16, 2011

APPENDIX A
Royce Capital Fund
Royce Focus Trust, Inc.
Royce Global Value Trust, Inc.
Royce Micro-Cap Trust, Inc.
Royce Value Trust, Inc.
The Royce Fund

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M77616-P55294	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

			For	Withhold	For All	To withhold authority to vote for a specific Director nominee, mark “For All Except” and write the nominee’s number on the line below.
			All	All	Except
	1.	PROPOSAL TO ELECT THE DIRECTOR NOMINEES OF ROYCE FOCUS TRUST, INC.

		01) Richard M. Galkin	☐	☐	☐
02) Patricia W. Chadwick

2.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M77617-P55294

PROXY CARD
PROXY	PROXY
ROYCE FOCUS TRUST, INC.
745 Fifth Avenue
New York, New York 10151

This Proxy is Solicited on Behalf of the Board of Directors of Royce Focus Trust, Inc.

The undersigned hereby appoints Charles M. Royce and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of common stock of Royce Focus Trust, Inc. held of record by the undersigned on July 18, 2014 at the Annual Meeting of Stockholders of Royce Focus Trust, Inc. to be held on September 24, 2014, and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)